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                                                                   EXHIBIT 10.10
                                                CONFIDENTIAL TREATMENT REQUESTED


ADDENDUM TO THE LEASE AGREEMENT FOR COMMERCIAL USE PROPERTY ENTERED INTO, ON ONE HAND, BY TROPICAL CLUB IXTAPA, S.A. DE C.V., HEREIN REPRESENTED BY MR. BERNARDO DOMINGUEZ CERECERES, HEREINAFTER REFERRED TO AS THE "LESSOR", AND, ON THE OTHER, BY HOTELERA QUALTON, S.A. DE C.V., HEREIN REPRESENTED BY MR. JORGE LOPEZ NUNEZ, HEREINAFTER REFERRED TO AS THE "LESSOR", IN ACCORDANCE WITH THE FOLLOWING RECITALS AND ARTICLES:

                                    RECITALS:

LESSOR declares through its legal representative that:

1. It is a Commercial Company legally incorporated pursuant to Mexican law as evidenced by public deed number 11,050 dated May 7, 1990, passed before the faith of Mr. Armando Galvez Perez Aragon, Notary Public Number 103 in the Federal District, which was recorded at the Public Registry of Property and Commerce of the Federal District under commercial folio number 135,244.

2. Its corporate purpose includes, among others: "Commerce and industry, in general, but specifically focused towards the development, construction, operation and management of tourist centers and destinations of all kinds located in Mexico or abroad" and "Purchase, lease, sale, construction, management, use, operation, exchange and carrying out all kinds of similar legal transactions and acts with real estate property, whether developed or undeveloped, urban or rural, necessary for fulfilling the company's corporate purposes."

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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3. It is free to make use of the property known as Qualton Club Ixtapa located at Carretera Escenica sin numero, Playa Linda, Ixtapa-Zihuatanejo in the manner it sees best fit.

4. Its representative has the sufficient powers to act as its representative and hereby obligate the Company, which were granted in public deed number 17,548 passed before the faith of Mr. Armando Galvez Perez Aragon, Notary Public number 103 of the Federal District and that such powers have not been revoked or amended in any manner whatsoever.

LESSEE declares through its legal representative that:

1. It is a Commercial Company legally incorporated pursuant to Mexican law as evidenced by public deed number 106,800 dated September 18, 1992, passed before the faith of Mr. Joaquin H. Caceres y Ferraez, Notary Public number 21 in the Federal District, which was recorded at the Public Registry of Property and Commerce of the Federal District under commercial folio number 168939.

2. Its corporate purpose includes, among others: "The purchase, sale, lease and operation of hotels, motels, restaurants and related services, as well as rendering administration and technical assistance services in the areas described above."

3. Its representative has the sufficient powers to act as its representative, which were granted in public deed number 17,463 dated May 19, 1998, before the faith of Mr. Jorge

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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Rios Hellig, Notary Public Num. 115 of the Federal District and that such powers have not been revoked nor amended and that such powers have not been limited to this date.

Both parties declare that:

1. On January 11, 1993, they executed a Lease Agreement of Commercial Use Property, which they agree to extend through this Addendum, as set forth in Article One of this Agreement:

                                 A R T I C L E S

ONE. Scope. LESSOR and LESSEE agree that the purpose of this agreement is to extend the original term of the Lease Agreement to which both parties make reference in the Recitals chapter.

TWO. Term. The parties agree that this Addendum shall come into force on *** and shall remain in force until ***; in other words, the parties agree that this Addendum shall extend the term of the original agreement by *** years.

THREE. The extension agreed to in this Agreement shall no supersede the main obligation and shall not be deemed a novation or substitution. Therefore, each and every one of the articles contained in the Lease Agreement for Commercial Use Property on January 11, 1993 shall prevail and are inserted verbatim herein. The contractual relationship is understood as the same relationship established in the original agreement.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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FOUR. Absence of Vices of Consent. The parties, being aware of the contents and scope of this agreement and stating that in its execution they are free of fraud, violence or any other vice of consent that may affect the validity, sign two counterparts on August 1, 2000.


/s/ Bernardo Dominguez Cereceres
-----------------------------.
TROPICAL CLUB DE IXTAPA, S.A. DE C.V.
REPRESENTED BY MR. BERNARDO DOMINGUEZ CERECERES.

/s/ Jorge Lopez Nunez
-----------------------------
HOTELERA QUALTON, S.A. DE C.V.
REPRESENTED BY MR. JORGE LOPEZ NUNEZ.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.